EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
               SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002

I, Michael R. Long, Chief Executive Officer and Chief Financial Officer of Payment Data Systems, Inc. (the "Company"), certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB/A for the three months ending March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  July  22,  2004



By:  /s/  Michael  R.  Long
    ---------------------------
    Michael  R.  Long
    Chief  Executive  Officer
    and  Chief  Financial  Officer